SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2004

THE LUBRIZOL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-5263	34-0367600

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29400 Lakeland Boulevard, Wickliffe, Ohio		44092-2298

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (440) 943-4200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. Other Events and Regulation FD Disclosure.

The Lubrizol Corporation (the “Company”) is filing Exhibits 99.1 and 99.2 to this report to provide the consolidated financial statements and management’s discussion and analysis of financial condition and results of operations, including restated business segment disclosures for the reorganization of the Company's operating segments implemented in the second quarter of 2004. The Company is in the process of registering debt and equity securities using a Registration Statement on Form S-3 to provide funds to repay a portion of the temporary bridge loan, which was utilized to acquire all of the outstanding common stock of Noveon International, Inc. (“Noveon”) on June 3, 2004. As a result of the Noveon acquisition, the Company reorganized into two operating segments, lubricant additives and specialty chemicals.

ITEM 7. Financial Statements and Exhibits.

     (c) Exhibits

23	Consent of Deloitte & Touche LLP

99.1	Consolidated financial statements of The Lubrizol Corporation as of December 31, 2003 and 2002 and the years ended December 31, 2003, 2002 and 2001 and report of independent registered public accounting firm.

99.2	Management’s discussion and analysis of financial condition and results of operations of The Lubrizol Corporation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE LUBRIZOL CORPORATION
By:	/s/ Charles P. Cooley
Name: Charles P. Cooley
Title: Senior Vice President and Chief Financial Officer

Date: August 20, 2004

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EXHIBIT INDEX

Exhibit No.	Exhibit Description
23	Consent of Deloitte & Touche LLP

99.1	Consolidated financial statements of The Lubrizol Corporation as of December 31, 2003 and 2002 and for the years ended December 31, 2003, 2002 and 2001 and report of independent registered public accounting firm.

99.2	Management’s discussion and analysis of financial condition and results of operations of The Lubrizol Corporation.

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